Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166-0193

(212) 351-4000

Matthew J. Williams

Joshua Weisser

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x

In re	:	Chapter 11 Case No.
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:
	:	(Jointly Administered)
Debtors.	:
x

MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY SECTION 6.2(C) REPORT AS OF JUNE 30, 2012

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated June 11, 2012 and between the parties thereto (as amended, the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 31, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files reporting required under Section 6.2(c)(i) of the GUC Trust Report annexed hereto as Exhibit A (the “6.2(c) Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and the Confirmation Order and for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely it its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the 6.2(c) Report and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

July 24, 2012

GIBSON, DUNN & CRUTCHER LLP

By:	/s/ Matthew J. Williams

Matthew J. Williams
Joshua Weisser
200 Park Avenue
New York, NY 10166-0193
(212) 351-4000

Attorneys for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)						Supplemental Information
		As of Effective Date	As of June, 30, 2011	As of September 30, 2011	As of December 31, 2011	As of March 31, 2012	As of June 30, 2012 (1)	In respect of August 2012 Distribution	Cumulative total including amounts in respect of August 2012 Distribution	Notes
A.	Number of Units Outstanding	0	29,770,826	29,835,219	29,876,568	29,923,831	30,036,943	121,652	30,158,595	(2)

B.	GUC Trust Distributable Assets									(3)
	GUC Trust Common Stock Assets	150,000,000	36,718,646	33,375,815	30,907,597	29,514,625	26,790,000	(484,553)	23,598,847
	GUC Trust Warrant Assets “A”	136,363,635	33,380,558	30,341,622	28,097,788	26,831,449	24,354,500	(440,510)	21,453,356
	GUC Trust Warrant Assets “B”	136,363,635	33,380,558	30,341,622	28,097,788	26,831,449	24,354,500	(440,510)	21,453,356
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0

C.	Claims Summary									(4)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$29,835,202,557	$29,876,527,365	$29,923,768,460	$30,036,882,240	$30,158,532,126
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$7,044,695,099	$6,259,408,672	$5,659,379,378	$5,205,266,370	$4,322,530,278
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$8,544,695,099	$7,759,408,672	$7,159,379,378	$6,705,266,370	$5,822,530,278
	Current Total Amount	$39,424,671,983	$38,379,897,655	$37,635,936,037	$37,083,147,838	$36,742,148,610	$35,981,062,403

D.	Holdback									(5)
	Protective Holdback - GUC Common Stock Assets	0	0	0	79,572	0	0
	Additional Holdback - GUC Common Stock Assets	0	0	0	782,141	422,363	881,808
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	0	0	343,079	135,005	312,998
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	0	0	0	2,131,159	4,200,465
	Avoidance Action Trust Holdback - GUC Common Stock Assets	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0	0	72,339	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	0	0	711,036	383,966	801,644
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	0	0	311,890	122,732	284,543
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	1,937,418	3,818,605
	Avoidance Action Trust Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0	0	72,339	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	0	0	711,036	383,966	801,644
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	0	0	311,890	122,732	284,543
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	1,937,418	3,818,605
	Avoidance Action Trust Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0

E.	Claim Disposition								(4)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$64,390,424	$41,324,809	$47,241,095	$113,113,780	$121,649,886
	Disputed General Unsecured Claims disallowed	Not applicable	$1,044,774,328	$743,961,619	$552,788,199	$340,999,227	$761,086,207
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		As of Effective Date	As of June, 30, 2011	As of September 30, 2011	As of December 31, 2011	As of March 31, 2012	As of June 30, 2012 (1)	In respect of August 2012 Distribution	Cumulative total including amounts in respect of August 2012 Distribution	Notes
F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -									(6)
	GUC Common Stock Assets	0	113,194,172	244,827	161,403	188,180	450,555	484,553	114,723,690
	GUC Trust Warrant Assets “A”	0	102,903,821	222,572	146,729	171,074	409,612	440,510	104,294,318
	GUC Trust Warrant Assets “B”	0	102,903,821	222,572	146,729	171,074	409,612	440,510	104,294,318
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
G.	Distributions in respect of Units of -									(7)
	GUC Common Stock Assets	0	0	3,098,004	2,306,815	0	0	0	5,404,819
	GUC Trust Warrant Assets “A”	0	0	2,816,364	2,097,105	0	0	0	4,913,469
	GUC Trust Warrant Assets “B”	0	0	2,816,364	2,097,105	0	0	0	4,913,469
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -									(7)
	GUC Common Stock Assets	0	3,098,004	2,306,815	0	0	0	340,453
	GUC Trust Warrant Assets “A”	0	2,816,364	2,097,105	0	0	0	309,476
	GUC Trust Warrant Assets “B”	0	2,816,364	2,097,105	0	0	0	309,476
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0
I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0
Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured
	Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims							121,652
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets							484,553
	GUC Trust Warrant Assets “A”							440,510
	GUC Trust Warrant Assets “B”							440,510
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets							0
	GUC Trust Warrant Assets “A”							0
	GUC Trust Warrant Assets “B”							0

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

Memo	Supplemental Information - Claims Summary		(8)

	Total filed claims	$214,872,225,885
	Total scheduled only, liquidated claims	$3,771,756,210

	Total filed and scheduled claims	$218,643,982,096

	Claims as currently ordered	$34,481,062,403

	Term Loan Avoidance Action	$1,500,000,000

	Current Total Amount	$35,981,062,403
	Claims summary by category (as currently ordered)
	Accounts Payable and Executory Contracts	$934,271,316
	Asbestos	$625,000,000
	Debt	$30,354,703,374
	Employee	$1,025,913,492
	Environmental	$463,504,647
	Litigation	$836,881,949
	Workers Compensation	$27,226,844
	Other	$213,560,782
	Claims summary by category (allowed amounts)
	Accounts Payable and Executory Contracts	$786,400,749
	Asbestos	$625,000,000
	Debt	$27,267,274,794
	Employee	$1,000,020,000
	Environmental	$227,626,632
	Litigation	$252,173,610
	Workers Compensation	$844
	Other	$35,497

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

June 30, 2012

(1)	The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). The second quarter distribution took place on or about July 28, 2011. The third quarter distribution took place on or about October 28, 2011. The Section 2.3(a) Distribution, as defined below, took place on or about January 13, 2012. As described further below, the GUC Trust was not required to make, and did not make, a fourth quarter distribution. The fifth quarter distribution took place on or about April 27, 2012. As described further below, the sixth quarter distribution is anticipated to take place in early August.

Pursuant to Section 2.3(a) of the GUC Trust Agreement, the GUC Trust was required to distribute, within thirty (30) days of the “GUC Trust Funding Date,” as such term is defined in the GUC Trust Agreement, any New GM Securities that would have been distributed on the next quarterly distribution date to holders of Resolved Allowed General Unsecured Claims and holders of Units as of the GUC Trust Funding Date (the “Section 2.3(a) Distribution”). The GUC Trust Funding Date was December 15, 2011 and, as such, the record date for the Section 2.3(a) Distribution was December 15, 2011. The Section 2.3(a) Distribution took place on or about January 13, 2012, and consisted solely of a distribution to holders of Resolved Allowed General Unsecured Claims, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such information requirements for the Section 2.3(a) Distribution. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units was made in connection with the Section 2.3(a) Distribution.

The fourth quarter distribution was scheduled to take place on or as promptly as practicable following January 1, 2012, based upon the GUC Trust’s books and records as of December 31, 2011. However, as no Disputed General Unsecured Claims were allowed between the GUC Trust Funding Date and the December 31, 2011 record date for the fourth quarter distribution, no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims. In addition, as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units was required. As such, no quarterly distribution (other than the Section 2.3(a) Distribution referenced herein) was made during January 2012.

The fifth quarter distribution consisted solely of a distribution to holders of Resolved Allowed General Unsecured Claims, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such information requirements for the fifth quarter distribution. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units was made in connection with the fifth quarter distribution.

The sixth quarter distribution is expected to take place in early August, 2012, and is expected to consist solely of a distribution to holders of Resolved Allowed General Unsecured Claims, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such information requirements for the fifth quarter distribution. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold, no distribution to holders of Units is anticipated in connection with the sixth quarter distribution.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

June 30, 2012

(2)	Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). Prior to the receipt of the No Action Relief (as defined below) by the GUC Trust, each holder of an Allowed General Unsecured Claim was deemed to receive “Units” in the GUC Trust evidenced by appropriate notation on the books and records of the GUC Trust. On May 23, 2012, the GUC Trust received a favorable ruling from the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form, but were not registered under Section 12(g) of the Securities Exchange Act of 1934 (the “No Action Relief”). Following the receipt of the No Action Relief, on or about June 12, 2012, the Units represented by notation on the books and records of the GUC Trust were exchanged for Units issued in global form only, registered in the name of The Depositary Trust Company (“DTC”) or its nominee and held only through participants of DTC, as depositary.

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claim (such that if all Disputed General Unsecured Claims as of June 30, 2012 were subsequently allowed, the GUC Trust would issue approximately 35.98 million Units (inclusive of all Units previously distributed)).

Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued (at that time, as evidenced on the GUC Trust’s books and records) until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date is deemed to be zero. The 30,036,943 Units outstanding as of June 30, 2012 correlate to the $30,036,882,240 in allowed claims as of March 31, 2012. The Number of Units outstanding as of June 30, 2012 does not directly correspond to allowed claims as of March 31, 2012 on a 1 to 1,000 basis because 65 additional Units were issued due to rounding.

(3)	The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable as further described in Notes 5 and 6 of the Notes to the Financial Statements of the GUC Trust for the year ended March 31, 2012, as previously filed.

(4)	These amounts correspond to the terms as defined in the GUC Trust Agreement and are further described in Note 4 of the Notes to the Financial Statements of the GUC Trust for the year ended March 31, 2012, as previously filed.

(5)	On May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrant related to the Reporting and Transfer Holdback in accordance with Section 2.3(e)(i) of the GUC Trust Agreement. The sale resulted in cash proceeds of $5,649,328 which, pursuant to the Plan, was used to fund certain reporting, tax and litigation costs of the GUC Trust. Such proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such reporting, tax and litigation costs of the GUC Trust, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

As of December 29, 2011, the GUC Trust Administrator reserved from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, Excess GUC Trust Distributable Assets consisting of 1,204,792 shares of New GM Common Stock and 1,095,265 warrants of each class of warrant in the aggregate (collectively the “Reserved Securities”) for the purposes of funding accrued and projected expenses of the GUC Trust, including Reporting and Transfer Costs.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

June 30, 2012

On March 8, 2012, the Bankruptcy Court entered an order (the “Liquidation Order”) authorizing the GUC Trust Administrator to liquidate a portion of the Reserved Securities, the proceeds of which (net of any applicable costs, fees, expenses and taxes payable in respect thereof) would approximate (x) $17,866,537 to satisfy GUC Trust administrative fees, costs and expenses incurred in 2011 and estimated for 2012 (“GUC Trust Administrative Costs”), and (y) $8,648,781 to satisfy Reporting and Transfer Costs incurred by the GUC Trust in 2011 and which could arise in 2012 (“GUC Trust Reporting Costs”). In addition, the Liquidation Order authorized the GUC Trust Administrator to liquidate New GM Securities which would generate proceeds approximating $13,714,000 (the “Avoidance Action Trust Cash”) to satisfy fees, costs and expenses of the Avoidance Action Trust estimated for 2012, 2013 and 2014 (the “Avoidance Action Trust Administrative Costs”). The Liquidation Order further provided that, following the receipt of a favorable ruling from the Internal Revenue Service (the “Favorable IRS Ruling”), the GUC Trust would be permitted to transfer the Avoidance Action Trust Cash to the Avoidance Action Trust.

Following the entry of the Liquidation Order and prior to March 31, 2012, the GUC Trust Administrator sold the following New GM Securities in accordance with the Liquidation Order: (i) 351,001 shares of New GM Common Stock and 319,092 warrants of each class of warrant for the aggregate proceeds of $17,868,184 in respect of the GUC Trust Administrative Costs; (ii) 169,912 shares of New GM Common Stock and 154,465 warrants of each class of warrant for the aggregate proceeds of $8,649,578 in respect of the GUC Trust Reporting Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs. On April 24, 2012 the GUC Trust received the Favorable IRS Ruling, and on May 14, 2012 the GUC Trust transferred the Avoidance Action Trust Cash to the Avoidance Action Trust.

As of March 31, 2012, the GUC Trust Administrator reserved from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(e) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, additional Excess GUC Trust Distributable Assets primarily to address a contingent tax liability that would be incurred by the GUC Trust in the event that the value of the New GM Securities increases from the GUC Trust Funding Date to the time such New GM Securities are distributed, liquidated or otherwise disposed of by the GUC Trust (the “Taxes on Distribution Reserve”). On March 31, 2012, there was such a contingent tax liability estimated at approximately $108.6 million, as further described in Notes 2 and 3 of the Notes to the Financial Statements. As such, as of March 31, 2012, the aggregate Reserved Securities consisted of 2,688,527 shares of New GM Common Stock and 2,444,116 warrants of each class of warrants, which reflects both the Taxes on Distribution Reserve as well as New GM Securities reserved for the purposes of funding GUC Trust Administrative Costs and GUC Trust Reporting Costs projected for 2013 and 2014.

During the quarter ended June 30, 2012, additional Reserve Securities consisting of 637,438 additional shares of New GM Common Stock, 579,489 additional warrants of each class of warrants were set aside to fund projected GUC Trust Administrative Costs and GUC Trust Reporting Costs, primarily as a result of increases to reserves for expected costs of liquidation and the decrease in the fair market value of New GM Securities during the period. In addition, the GUC Trust Administrator reevaluates, on a quarterly basis, the amounts of New GM Securities included in the Taxes on Distribution Reserve. As a result of such review for the quarter ended June 30, 2012, the GUC Trust Administrator determined that it was necessary to include 2,069,306 additional shares of New GM Common Stock and 1,881,187 additional warrants of each class of warrants in the Taxes on Distribution Reserve. This increase was a result of a change in the calculation of securities to be set aside. The revised calculation uses the highest market price for the securities since December 15, 2011 (the date the New GM Securities were transferred to the Trust from MLC) in calculating the potential taxes on future gains from the disposition of New GM Securities rather than the market price for the securities at quarter end. For additional information, see the disclosure in the Form 8-K of the GUC Trust filed with the SEC on June 27, 2012.

As a result of such increases, as of June 30, 2012, the aggregate amounts of Reserved Securities consisted of 5,395,271 shares of New GM Common Stock and 4,904,792 warrants of each class of warrants, which reflects both the Taxes on Distribution Reserve as well as New GM Securities reserved for the purposes of funding GUC Trust Administrative Costs and GUC Trust Reporting Costs projected for 2013 and 2014.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2 (c) Report

June 30, 2012

Pursuant to Section 12.1 of the Plan, Law Debenture Trust Company of New York, in its capacity as claimant and as chair of the Official Committee of Unsecured Creditors of Motors Liquidation Company had requested a private letter ruling from the Internal Revenue Service (the “IRS”) which, if granted, would have eliminated the contingent tax liability to the extent arising from the distribution of New GM Securities. On May 7, 2012, the IRS informed representatives of the Official Committee of Unsecured Creditors of Motors Liquidation Company that it had made a final adverse determination with respect to the issuance of such private letter ruling, and that a favorable private letter ruling would not be forthcoming.

A copy of the Liquidation Order is available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

(6)	Distributions to holders of Resolved Allowed General Unsecured Claims include (a) distributions such claimants would have received had their claims been allowed as of the Initial Distribution and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional assets in the form of New GM Securities and/or cash in respect of their being beneficiaries of certain numbers of Units.

(7)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”.

As described in footnote (1) above, no distributions to holders of Units were made in connection with the Section 2.3(a) Distribution (as defined in footnote (1) above), the fourth quarter distribution, or the fifth quarter distribution, as the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. Undistributed Excess GUC Trust Distributable Assets are reported in section H as Excess GUC Trust Distributable Assets reserved for distribution to holders of Units and will be held by the GUC Trust until the next calendar quarter for which the amount of Excess GUC Trust Distributable Assets exceeds the Distribution Threshold.

(8)	Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as current reclassified or reduced by court order or (iii), amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan).